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Exhibit 99.1

Media Contact Meghan Lublin, 703-854-0299
For immediate release August 22, 2012	Investor Relations Contact Tim Smith, 703-854-0348

SUNRISE SENIOR LIVING SIGNS DEFINITIVE AGREEMENT
TO BE ACQUIRED BY HEALTH CARE REIT

—Sunrise Shareholders to Receive Per Share Consideration of $14.50 in Cash—

        MCLEAN, VA—Sunrise Senior Living, Inc. (NYSE: SRZ) announced today that it has entered into a definitive merger agreement under which Health Care REIT, Inc. (NYSE: HCN) will acquire all of the outstanding common stock of Sunrise for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency. The transaction represents a 62.4 percent premium to Sunrise's closing stock price on August 21, 2012, and was unanimously approved by the Sunrise board of directors.

        "We are most excited to achieve such a strong return for our shareholders while we forge a new relationship with a world class health care real estate owner/investor," said Mark Ordan, Sunrise's chief executive officer. "We are proud that Health Care REIT has chosen to invest in our team and looks to us as partners going forward."

        "We are very pleased that Sunrise, a leader in premier care to seniors, is becoming part of our portfolio," said George L. Chapman, Health Care REIT's chairman and chief executive officer. "This transaction, with its high-quality assets, positions us to build on our collaborative, relationship-based investment philosophy and benefit from the ongoing transformation of the sector."

        The transaction, which is subject to regulatory approvals, customary closing conditions and approval by Sunrise's shareholders, is expected to close in the first half of 2013. If the transaction does not close on or prior to February 21, 2013, as a result of certain closing extension rights which may be exercised by Health Care REIT, Sunrise shareholders will be entitled to receive additional transaction consideration during the period beginning on February 21, 2013.

        Goldman, Sachs & Co. and KeyBanc Capital Markets Inc. served as financial advisors, and Wachtell, Lipton, Rosen & Katz as legal advisor to Sunrise.

About Sunrise Senior Living

        Sunrise Senior Living, a McLean, Va.-based company, employs approximately 31,600 people. As of June 30, 2012, Sunrise operated 307 communities located in the United States, Canada and the United Kingdom, with a unit capacity of approximately 29,800 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer's and other forms of memory loss, as well as nursing and rehabilitative services. Sunrise's senior living services are delivered by staff trained to encourage the independence, preserve the dignity, enable freedom of choice and protect the privacy of residents. To learn more about Sunrise, please visit http://www.sunriseseniorliving.com.

About Health Care REIT, Inc.

        Health Care REIT, Inc., an S&P 500 company with headquarters in Toledo, Ohio, is a real estate investment trust that invests across the full spectrum of seniors housing and health care real estate. The company also provides an extensive array of property management and development services. As of June 30, 2012, the company's broadly diversified portfolio consisted of 1,010 communities in 46 states and Canada.

Forward-Looking Statements

        This document may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. When the company uses words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company's expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including the risk that we will be unable to satisfy the closing conditions to the transaction, including the approval of the transaction by our shareholders and the receipt of certain regulatory approvals; the risk that we may not be able to complete the sale of our management company to shareholders or distribute the proceeds thereof as a cash dividend to our shareholders; the risk that we and/or Health Care REIT will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk that we are unable to extend leases on our operating properties at expiration; the risk that we will be unable to obtain certain third party consents; the risk that some of our management agreements, subject to early termination provisions based on various performance measures, could be terminated due to failure to achieve the performance measures; the risk that our management agreements can be terminated in certain circumstances due to our failure to comply with the terms of the management agreements or to fulfill our obligations thereunder; the risk that ownership of the communities we manage is heavily concentrated in a limited number of business partners; the risk that our current and future investments in ventures could be adversely affected by our lack of sole decision-making authority, our reliance on venture partners' financial condition, any disputes that may arise between us and our venture partners and our exposure to potential losses from the actions of our venture partners; the risk related to operating international communities that could adversely affect those operations and thus our profitability and operating results; the risk from competition and our response to pricing and promotional activities of our competitors; the risk of not complying with government regulations; the risk of new legislation or regulatory developments; the risks associated with the ownership and operation of assisted living and independent living communities; other risk factors contained in the Company's Form 10-K filed with the SEC on March 1, 2012, as amended on March 15, 2012, and as may be amended or supplemented in our Form 10-Q filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Unless the context suggests otherwise, references herein to "Sunrise," the "Company," "we," "us" and "our" mean Sunrise Senior Living, Inc. and our consolidated subsidiaries.

Important Additional Information About this Transaction

        Sunrise intends to file a proxy statement with the SEC in connection with the proposed merger. Sunrise shareholders are urged to read the proxy statement when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Sunrise and the merger, when available, without charge, at the U.S. Securities and Exchange Commission's Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about the Company and the proposed merger can be obtained, when available without charge, by directing a request to Sunrise Senior Living, Inc., Attention:

Investor Relations, 7900 Westpark Drive, McLean, Virginia 22102, by phone at (703) 273-7500, or on the Company's website at www.sunriseseniorliving.com.

        Sunrise and Health Care REIT and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sunrise's stockholders in respect of the proposed merger. You can find information about Sunrise's executive officers and directors in Sunrise's definitive annual proxy statement filed with the SEC on March 23, 2012. You can find information about Health Care REIT's executive officers and directors in Health Care REIT's definitive annual proxy statement filed with the SEC on March 29, 2012. You can obtain free copies of Sunrise's annual proxy statement, and Sunrise's proxy statement in connection with the proposed merger (when it becomes available), by contacting Sunrise's investor relations department. Additional information regarding the interests of potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

        This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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  Exhibit 99.1
SUNRISE SENIOR LIVING SIGNS DEFINITIVE AGREEMENT TO BE ACQUIRED BY HEALTH CARE REIT
—Sunrise Shareholders to Receive Per Share Consideration of $14.50 in Cash—